EXHIBIT 24.1
POWER OF ATTORNEY
     The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint Robert J. Rueckl his true and lawful attorney and agent with full power and authority (acting alone) to execute in the name and on behalf of the undersigned as such Director, the following:
     (1) the Company’s Post-Effective Amendments to Form S-8 Registration Statements Under the Securities Act of 1933 involving securities offered under the following stock plans:
•	TRO Learning, Inc. 1997 Stock Incentive Plan

•	TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2000 Stock Incentive Plan

•	PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2002 Stock Plan; and
     (2) the Company’s Form S-8 Registration Statement Under the Securities Act of 1933, and related amendments if any, involving securities offered under the following stock plan:
•	PLATO Learning, Inc. 2006 Stock Incentive Plan
     The undersigned hereby grants unto such attorney and agent full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney and agent may do or cause to be done by virtue of these presents.
Dated this 10 day of December, 2008.

/s/ John G. Lewis
John G. Lewis

POWER OF ATTORNEY
     The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint Robert J. Rueckl his true and lawful attorney and agent with full power and authority (acting alone) to execute in the name and on behalf of the undersigned as such Director, the following:
     (1) the Company’s Post-Effective Amendments to Form S-8 Registration Statements Under the Securities Act of 1933 involving securities offered under the following stock plans:
•	TRO Learning, Inc. 1997 Stock Incentive Plan

•	TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2000 Stock Incentive Plan

•	PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2002 Stock Plan; and
     (2) the Company’s Form S-8 Registration Statement Under the Securities Act of 1933, and related amendments if any, involving securities offered under the following stock plan:
•	PLATO Learning, Inc. 2006 Stock Incentive Plan
     The undersigned hereby grants unto such attorney and agent full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney and agent may do or cause to be done by virtue of these presents.
Dated this 10th day of December, 2008.

/s/ Robert S. Peterkin
Robert S. Peterkin

POWER OF ATTORNEY
     The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint Robert J. Rueckl his true and lawful attorney and agent with full power and authority (acting alone) to execute in the name and on behalf of the undersigned as such Director, the following:
     (1) the Company’s Post-Effective Amendments to Form S-8 Registration Statements Under the Securities Act of 1933 involving securities offered under the following stock plans:
•	TRO Learning, Inc. 1997 Stock Incentive Plan

•	TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2000 Stock Incentive Plan

•	PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2002 Stock Plan; and
     (2) the Company’s Form S-8 Registration Statement Under the Securities Act of 1933, and related amendments if any, involving securities offered under the following stock plan:
•	PLATO Learning, Inc. 2006 Stock Incentive Plan
     The undersigned hereby grants unto such attorney and agent full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney and agent may do or cause to be done by virtue of these presents.
Dated this 10 day of December, 2008.

/s/ M. Lee Pelton
M. Lee Pelton

POWER OF ATTORNEY
     The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint Robert J. Rueckl his true and lawful attorney and agent with full power and authority (acting alone) to execute in the name and on behalf of the undersigned as such Director, the following:
     (1) the Company’s Post-Effective Amendments to Form S-8 Registration Statements Under the Securities Act of 1933 involving securities offered under the following stock plans:
•	TRO Learning, Inc. 1997 Stock Incentive Plan

•	TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2000 Stock Incentive Plan

•	PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2002 Stock Plan; and
     (2) the Company’s Form S-8 Registration Statement Under the Securities Act of 1933, and related amendments if any, involving securities offered under the following stock plan:
•	PLATO Learning, Inc. 2006 Stock Incentive Plan
     The undersigned hereby grants unto such attorney and agent full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney and agent may do or cause to be done by virtue of these presents.
Dated this 10th day of December, 2008.

/s/ John T. Sanders
John T. (Ted) Sanders

POWER OF ATTORNEY
     The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint Robert J. Rueckl his true and lawful attorney and agent with full power and authority (acting alone) to execute in the name and on behalf of the undersigned as such Director, the following:
     (1) the Company’s Post-Effective Amendments to Form S-8 Registration Statements Under the Securities Act of 1933 involving securities offered under the following stock plans:
•	TRO Learning, Inc. 1997 Stock Incentive Plan

•	TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2000 Stock Incentive Plan

•	PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2002 Stock Plan; and
     (2) the Company’s Form S-8 Registration Statement Under the Securities Act of 1933, and related amendments if any, involving securities offered under the following stock plan:
•	PLATO Learning, Inc. 2006 Stock Incentive Plan
     The undersigned hereby grants unto such attorney and agent full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney and agent may do or cause to be done by virtue of these presents.
Dated this 10 day of December, 2008.

/s/ Susan E. Knight
Susan E. Knight

POWER OF ATTORNEY
     The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint Robert J. Rueckl his true and lawful attorney and agent with full power and authority (acting alone) to execute in the name and on behalf of the undersigned as such Director, the following:
     (1) the Company’s Post-Effective Amendments to Form S-8 Registration Statements Under the Securities Act of 1933 involving securities offered under the following stock plans:
•	TRO Learning, Inc. 1997 Stock Incentive Plan

•	TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2000 Stock Incentive Plan

•	PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2002 Stock Plan; and
     (2) the Company’s Form S-8 Registration Statement Under the Securities Act of 1933, and related amendments if any, involving securities offered under the following stock plan:
•	PLATO Learning, Inc. 2006 Stock Incentive Plan
     The undersigned hereby grants unto such attorney and agent full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney and agent may do or cause to be done by virtue of these presents.
Dated this                   day of December, 2008.

/s/ David W. Smith
David W. Smith

POWER OF ATTORNEY
     The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint Robert J. Rueckl his true and lawful attorney and agent with full power and authority (acting alone) to execute in the name and on behalf of the undersigned as such Director, the following:
     (1) the Company’s Post-Effective Amendments to Form S-8 Registration Statements Under the Securities Act of 1933 involving securities offered under the following stock plans:
•	TRO Learning, Inc. 1997 Stock Incentive Plan

•	TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2000 Stock Incentive Plan

•	PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2002 Stock Plan; and
     (2) the Company’s Form S-8 Registration Statement Under the Securities Act of 1933, and related amendments if any, involving securities offered under the following stock plan:
•	PLATO Learning, Inc. 2006 Stock Incentive Plan
     The undersigned hereby grants unto such attorney and agent full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney and agent may do or cause to be done by virtue of these presents.
Dated this 10 day of December, 2008.

/s/ Joseph E. Duffy
Joseph E. Duffy

POWER OF ATTORNEY
     The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint Robert J. Rueckl his true and lawful attorney and agent with full power and authority (acting alone) to execute in the name and on behalf of the undersigned as such Director, the following:
     (1) the Company’s Post-Effective Amendments to Form S-8 Registration Statements Under the Securities Act of 1933 involving securities offered under the following stock plans:
•	TRO Learning, Inc. 1997 Stock Incentive Plan

•	TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2000 Stock Incentive Plan

•	PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2002 Stock Plan; and
     (2) the Company’s Form S-8 Registration Statement Under the Securities Act of 1933, and related amendments if any, involving securities offered under the following stock plan:
•	PLATO Learning, Inc. 2006 Stock Incentive Plan
     The undersigned hereby grants unto such attorney and agent full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney and agent may do or cause to be done by virtue of these presents.
Dated this 10th day of December, 2008.

/s/ Ruth L. Greenstein
Ruth L. Greenstein

POWER OF ATTORNEY
     The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint Robert J. Rueckl his true and lawful attorney and agent with full power and authority (acting alone) to execute in the name and on behalf of the undersigned as such Director, the following:
     (1) the Company’s Post-Effective Amendments to Form S-8 Registration Statements Under the Securities Act of 1933 involving securities offered under the following stock plans:
•	TRO Learning, Inc. 1997 Stock Incentive Plan

•	TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2000 Stock Incentive Plan

•	PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan

•	PLATO Learning, Inc. 2002 Stock Plan; and
     (2) the Company’s Form S-8 Registration Statement Under the Securities Act of 1933, and related amendments if any, involving securities offered under the following stock plan:
•	PLATO Learning, Inc. 2006 Stock Incentive Plan
     The undersigned hereby grants unto such attorney and agent full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney and agent may do or cause to be done by virtue of these presents.
Dated this                   day of December, 2008.

/s/ Warren Simmons
Warren Simmons